EXHIBIT O

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1)(iii) of the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that a single joint Schedule 13D and any amendments thereto may be filed on behalf of each of the undersigned with respect to the securities held by each of them in Talos Energy Inc.  This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13D.

Dated: March 12, 2020

RIVERSTONE TALOS ENERGY EQUITYCO LLC

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE TALOS ENERGY DEBTCO LLC

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

ILX HOLDINGS, LLC

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

ILX HOLDINGS II, LLC

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE V TALOS HOLDINGS, L.P.

By:	Riverstone Energy Partners V, L.P.,
its general partner

By:	Riverstone Energy GP V, LLC,
its general partner

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE GLOBAL ENERGY AND POWER FUND V (FT), L.P.

By:	Riverstone Energy Partners V, L.P.,
its general partner

By:	Riverstone Energy GP V, LLC,
its general partner

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE ENERGY PARTNERS V, L.P.

By:	Riverstone Energy GP V, LLC,
its general partner

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE ENERGY GP V, LLC

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE ENERGY GP V CORP

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Director

RIVERSTONE HOLDINGS LLC

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Authorized Person

RIVERSTONE /GOWER MGMT CO HOLDINGS, L.P.

By:	Riverstone Management Group, L.L.C.,
its general partner

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Manager

RIVERSTONE MANAGEMENT GROUP, L.L.C.

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Manager

/s/ David M. Leuschen
David M. Leuschen

/s/ Pierre F. Lapeyre, Jr.
Pierre F. Lapeyre, Jr.